UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Western Asset Managed High Income Fund Inc.
(Name of Registrant as Specified In Its Charter)

William J. Renahan
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WESTERN ASSET MANAGED HIGH INCOME FUND INC.

55 Water Street, New York, New York 10041

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 19, 2008

To the Stockholders of Western Asset Managed High Income Fund Inc.:

Notice is hereby given that the Annual Meeting of Stockholders of Western Asset Managed High Income Fund Inc. (the "Fund") will be held at the offices of Legg Mason, Inc., 620 Eighth Avenue, 49th Floor, New York, New York, on June 19, 2008 at 3:30 p.m. (New York Time) for the following purposes:

1. To elect two Class I Directors of the Fund; and

2. To consider and vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 25, 2008 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

By Order of the Board of Directors,

Robert I. Frenkel
Secretary

New York, New York
May 23, 2008

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

	Registration	Valid Signature
Corporate Accounts

(1)	ABC Corp.	ABC Corp.

(2)	ABC Corp.	John Doe, Treasurer

(3)	ABC Corp. c/o John Doe, Treasurer	John Doe

(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts

(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

55 Water Street, New York, New York 10041

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 19, 2008

PROXY STATEMENT

Introduction

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Western Asset Managed High Income Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund, to be held at the offices of Legg Mason, Inc., 620 Eighth Avenue, 49th Floor, New York, New York, on June 19, 2008 at 3:30 p.m. (New York Time) and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

Proxy solicitations will be made primarily by mail but proxy solicitations also may be made by telephone or personal interview conducted by officers of the Fund, officers and regular employees of Legg Mason Partners Fund Advisor, LLC ("LMPFA" or the "Manager"), the Fund's investment manager, a wholly-owned subsidiary of Legg Mason, Inc. ("Legg Mason"); and/or American Stock Transfer & Trust Company ("AST"), the Fund's transfer agent. Legg Mason is located at 100 Light Street, Baltimore, Maryland 21202 and AST is located at 6201 15th Avenue, 1st Floor, Brooklyn, New York 11219. The cost of soliciting proxies will be borne by the Fund and is expected to be approximately $18,000. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares.

The Annual Report of the Fund, including audited financial statements for the fiscal year ended February 29, 2008, has previously been furnished to all stockholders of the Fund. This proxy statement and form of proxy are first being mailed to stockholders on or about May 23, 2008. The Fund will provide, without charge, additional copies of the annual report to any stockholder upon request by calling the Fund at 1-800-331-1710.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" the proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Because the requisite approval of the proposal is measured by a portion of the votes actually cast, abstentions and broker "non-votes" will have no impact on the requisite approval of the proposal. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date, by giving written notice to the Secretary of the Fund at the Fund's address indicated on the prior page or by voting in person at the Meeting.

The Board knows of no business other than that specifically mentioned in the Notice to be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

The Board of Directors of the Fund has fixed the close of business on April 25, 2008 as the Record Date for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. At the Record Date, the Fund had outstanding 46,851,428.858 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 45,356,186 shares, or 96.8%, were held in accounts, but not beneficially owned by, CEDE & CO., as nominee for The Depository Trust Company. As of the Record Date, the officers and Directors of the Fund in the aggregate beneficially owned less than 1% of the outstanding shares of the Fund.

As of the Record Date, to the knowledge of the Fund and the Board, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) beneficially owned 5% or more of the outstanding Shares of the Fund other than those listed below.

The following table shows as of the date of this report the beneficial owners of 5% or more of the outstanding shares of the Fund. This information is based on reports (Schedules 13D and G) filed with the Securities and Exchange Commission ("SEC") by the firms listed in the table below as well as information as to beneficial ownership reported to the Fund on behalf of the holder.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent* of Class
Common	First Trust Portfolios L.P. First Trust Advisors, L.P. The Charger Corporation 1001 Warrenville Road Lisle, Illinois 60532	5,144,888	11.0%

Common	Loomis Sayles & Co., L.P. One Financial Center Boston, MA 02111	3,246,275	6.93%

* Based upon 46,851,428.858 shares outstanding as of April 25, 2008.

In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes in favor of the proposal set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of the proposal. Under the Fund's By-Laws a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the meeting.

The Fund's Manager is located at 620 Eighth Avenue, New York, NY 10018.

Proposal No. 1: Election of Directors

The Board of Directors of the Fund is currently classified into three classes. The terms of the Directors currently serving in Class I are expiring at the Meeting. The Board has nominated the current Class I Director, Carol L. Colman, as well as Leslie H. Gelb and Riordan Roett, to serve as Class I Directors for a term of three years (until the 2011 Annual Meeting of Stockholders) or until their successors have been duly elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting at which a quorum is present is sufficient to elect each nominee. It is the intention of the persons named in the enclosed proxy to vote "FOR" the election of the persons listed below as nominees. Class II Directors and Class III Directors will continue to serve until the 2009 Annual Meeting and 2010 Annual Meeting, respectively.

Each of the nominees has consented to serve if elected at the Meeting. The Board knows of no reason why the Class III Director nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board may recommend.

Certain information concerning the Director nominees is set forth below.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Directorships Held by Director
Class I Director Nominees

NON-INTERESTED DIRECTOR NOMINEES:

Carol L. Colman Colman Consulting 278 Hawley Road North Salem, NY 10560 Birth year: 1946	Director	Since 2007	President, Colman Consulting Co. (business consulting)	26	None

Leslie H. Gelb c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth year: 1937	None	N/A	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times.	24	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. ("Blackstone Advisers")

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, D.C. 20036 Birth year: 1938	None	N/A	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University.	24	None

Certain information concerning the remainder of the Board, composed of the Class II and Class III Directors, none of whom will stand for election at the Meeting, as their terms will expire in 2009 and 2010, respectively, is set forth below.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Directorships Held by Director
Class II Directors

NON-INTERESTED DIRECTOR:

Daniel P. Cronin c/o Chairman of the Fund 399 Park Avenue – 4th Floor New York, NY 10022 Birth year: 1946	Director	Since 2007	Retired; formerly, Associate General Counsel, Pfizer, Inc. (pharmaceuticals)	26	None

INTERESTED DIRECTOR:

R. Jay Gerken* 399 Park Avenue New York, NY 10022 Year of Birth: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason & Co., LLC; President and Chief Executive Officer of LMPFA and Citi Fund Management Inc. ("CFM"); President and Chief Executive Officer of certain mutual funds associated with the Manager or its affiliates; formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. ("TIA") (2002-2005)	153	None

Class III Directors

NON-INTERESTED DIRECTORS:

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Year of Birth: 1941	Director	Since 1993	Vice President and Dean of College of Liberal Arts at Drew University	26	None

William R. Hutchinson 535 N. Michigan Suite 1012 Chicago, IL 60611 Year of Birth: 1942	Director	Since 2001	President, WR Hutchison & Associates, Inc. (Consultants); formerly Group Vice President, Mergers & Acquisitions, BP p.l.c. (integrated oil company)	26	Director, Associated Bank; Director, Associated Banc-Corp

*  An "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), because he is a Managing Director of Legg Mason & Co., LLC, which is an affiliate of the Fund's Manager.

The Fund's executive officers are chosen each year at the first meeting of the Board of the Fund following the Meeting, to hold office until the meeting of the Board following the next Annual Meeting and until their respective successors are duly elected and qualified.

Name, Address and Age	Position(s) Held with Fund (Year First Elected)	Principal Occupation(s) During Past 5 years
OFFICERS:

R. Jay Gerken Legg Mason 620 Eighth Avenue New York, NY 10018	Chief Executive Officer (2002), Chairman of the Board (2002) and President (2002)	(See table of Directors)

Kaprel Ozsolak Legg Mason 55 Water Street New York, NY 10041 Year of Birth: 1965	Treasurer and Chief Financial Officer (2004)	Director of Legg Mason & Co., LLC; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co., LLC.

Ted Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Year of Birth:	Chief Compliance Officer (2006)	Managing Director of Compliance at Legg Mason & Co., LLC (2005-Present); Chief Compliance Officer with certain mutual funds associated with the manager or its affiliates (since 2006); Managing Director of Compliance at Legg Mason & Co., LLC, and its predecessor (2002-2005).

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Year of Birth: 1954	Secretary (2003)	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co., LLC and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with the manager or its affiliates; formerly Secretary of CFM.

The Fund's Directors and officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities.

The following table provides information concerning the dollar range of equity securities beneficially owned by each Director as of December 31, 2007.

Name of Director/Nominee	Dollar Range of Equity Securities in the Fund*(1)	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Director and advised by LMPFA*(1)
NON-INTERESTED DIRECTORS/NOMINEES

Carol L. Colman	A	E

Daniel P. Cronin	C	E

Paolo M. Cucchi	B	C

William R. Hutchinson	A	E

INTERESTED DIRECTOR/NOMINEE

R. Jay Gerken	B	E

*  The dollar ranges are as follows: "A" = none; "B" = $1-$10,000; "C" = $10,001-$50,000; "D" = $50,001-$100,000; "E" = over $100,000.

(1)  This information has been furnished by each Director as of December 31, 2006. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the 1934 Act.

Under the federal securities laws, the Fund is required to provide to shareholders, for each nominee for election as Director of the Fund who is not an "interested person" as defined in the 1940 Act, each "non-interested" Director and his or her immediate family members, information as to each class of securities owned beneficially or of record in Legg Mason or any person or entity (other than a fund) directly or indirectly controlling, controlled by or under common control with Legg Mason. LMPFA is an indirect wholly-owned subsidiary of Legg Mason. As of December 31, 2007, as reported to the Fund, none of the nominees for election as Director who are not "interested persons" of the Fund, none of the "non-interested" Directors and none of their immediate family members owned beneficially or of record securities issued by Legg Mason.

Under the federal securities laws, the Fund is required to provide to shareholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director by the Fund during the fiscal year ended February 29, 2008 and from the fund complex for the year ended December 31, 2007. All officers of the Fund are employees of and are compensated by Legg Mason. None of the Fund's executive officers or Directors who are also officers, directors or employees of Legg Mason received any compensation from the Fund during the periods covered in the table below.

Name of Director	Aggregate Compensation from Fund	Total Compensation from Fund and Fund Complex Paid to Directors	Total Number of Funds for Which Director Serves within Fund Complex
NON-INTERESTED DIRECTORS
Carol L. Colman	$7,351	$326,113	26
Daniel P. Cronin	6,909	192,450	26
Paolo M. Cucchi	6,909	174,250	26
William R. Hutchinson	7,604	368,240	26
INTERESTED DIRECTOR
R. Jay Gerken	0	0	153

During the fiscal year ended February 29, 2008, the Board convened four times. Each Director attended at least 75% of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a Director. The Fund has no policy with regard to Board attendance at annual meetings. One Director attended the 2007 Annual Meeting.

The Fund has a separately designated standing Audit Committee. The Fund's Audit Committee is composed of all Directors who are not "interested persons" of the Fund, LMPFA or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange ("NYSE") listing standards, namely Ms. Colman and Messrs. Cronin, Cucchi and Hutchinson. All members of the Audit Committee are financially literate. The principal functions of the Audit Committee are to (a) assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Fund's independent registered public accounting firm, and (iv) the performance of the Fund's internal audit functions and independent registered public accounting firm; (b) approve, and recommend to the Independent Directors (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm; and (d) prepare the report required to be prepared by the Audit Committee pursuant to SEC rules for inclusion in the Annual Proxy Statement. This Committee met five times during the fiscal year ended

February 29, 2008. Mr. Hutchinson has been designated as the audit committee financial expert within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002. The Fund's Audit Committee Charter was filed as Annex A to the Fund's Proxy Statement dated May 21, 2007.

The Fund has a separately designated standing Nominating Committee. The Nominating Committee, the principal function of which is to select and nominate candidates for election or appointment by the Board as Directors of the Fund, is currently composed of Ms. Colman and Messrs. Cronin, Cucchi and Hutchinson. Only Directors who are not "interested persons" of the Fund as defined in the 1940 Act and who are "independent" as defined in the NYSE listing standards are members of the Nominating Committee. The Nominating Committee may consider nominees recommended by a shareholder as it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. The Nominating Committee met four times during the Fund's fiscal year ended February 29, 2008. At a meeting held on February 14, 2008, the Nominating Committee nominated Ms. Colman and Messrs. Gelb and Roett for election at the Meeting. The Fund's Nominating Committee Charter was filed as Annex B to the Fund's Proxy Statement dated May 21, 2007.

The Nominating Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee may consider the following factors, among any others it may deem relevant:

• whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

• whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

• whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

• whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

• the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

• the character and integrity of the person; and

• whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

Report of the Audit Committee

At a meeting of the Audit Committee on April 24, 2008, the Audit Committee reports that it (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with KPMG LLP ("KPMG"), the Fund's independent registered public accounting firm, the matters (such as the quality of the Fund's accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls, and (iii) received written confirmation from KPMG that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with KPMG the auditor's independence.

Based on review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended February 29, 2008.

Submitted by the Audit Committee
of the Fund's Board of Directors

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
William R. Hutchinson

Independent Public Accountants

KPMG has informed the Fund that it has no material direct or indirect financial interest in the Fund.

No representative of KPMG will be available at the Meeting to answer questions, although KPMG has been given an opportunity to make a statement.

Audit Fees. Fees for the annual audit of the Fund's financial statements by KPMG for the fiscal years ended February 28, 2007 and February 29, 2008 were $36,200 and $38,150, respectively.

Audit-Related Fees. Fees for services related to the audit of the Fund's financial statements rendered by KPMG for the fiscal years ended February 28, 2007 and February 29, 2008 were $0 and $0, respectively.

Tax Fees. Fees for services rendered by KPMG for tax compliance for the fiscal years ended February 28, 2007 and February 29, 2008 were $2,900 and $3,000, respectively. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely tax qualification review and tax distribution and analysis planning rendered by KPMG to the Fund.

All Other Fees. There were no other fees billed to KPMG for services rendered to the Fund for the last two fiscal years.

Pre-Approval Policies and Procedures. The Audit Committee Charter requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent registered public accounting firm to the Manager and any service providers controlling, controlled by or under common control with the Manager that provide ongoing services to the Fund ("Covered Service Providers") if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Audit Committee may not approve non-audit services that the Committee believes may impair the independence of the registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Manager and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Manager and (c) any Covered Service Provider during the fiscal year in which the services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

There were no services rendered by KPMG to the Fund for which the pre-approval requirement was waived.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by KPMG for non-audit services rendered to the Fund, the Manager and Covered Service Providers for the fiscal years ended February 28, 2007 and February 29, 2008, were $0 and $0, respectively.

The Fund's Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG to the Manager and Covered Service Providers which were not pre-approved (not requiring pre-approval) is compatible with maintaining KPMG's independence. All services provided by KPMG to the Fund, the Manager or Covered Service Providers which were required to be pre-approved were pre-approved as required.

Required Vote

Proposal 1 requires for approval the affirmative vote of a plurality of votes cast at the Meeting with a quorum present, in person or by proxy, by the shareholders of the Fund voting on the matter. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes would have no impact on Proposal 1.

The Board of Directors, including the "non-interested" Directors, recommends that the shareholders vote "FOR" the Fund's nominees for Director.

Additional Information

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's officers and Directors, officers and directors of the Manager, affiliated persons of the Manager and persons who beneficially own more than ten percent of the Fund's Shares to file reports of ownership with the Securities and Exchange Commission, the NYSE and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended February 29, 2008, all filing requirements applicable to such persons were met.

Other Matters

The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their judgment on such matters.

All proxies received will be voted in favor of all proposals, unless otherwise directed therein.

Shareholder Proposals and other Shareholder Communications

Shareholder proposals intended to be presented at the 2009 Annual Meeting of Shareholders of the Fund must be received by January 22, 2009 to be included in the proxy statement and form of proxy relating to that meeting as the Fund expects that the 2009 Annual Meeting of Shareholders will be held in June of 2009. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of shares with a market value of $2,000 and must have held such shares for at least one year. Further, the shareholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Any shareholder who desires to submit a proposal at the 2009 Annual Meeting of Shareholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Western Asset Managed High Income Fund Inc., 300 First Stamford Place, 2nd Floor, Stamford, CT 06902) no later than 60 days prior to the date of the 2009 Annual Meeting of Shareholders. However, if less than 70 days' notice or prior public disclosure of the date of the 2009 Annual Meeting of Shareholders is given, such written notice must be delivered to the Secretary of the Fund not later than the 10th day following the public announcement of the date of the 2009 Annual Meeting.

The persons named as proxies for the 2009 Annual Meeting of Shareholders will have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by April 18, 2009, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing shareholder proposals.

The Fund's Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting Matters"). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer ("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund's Audit Committee Chair (together with the CCO, "Complaint Officers"). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, NY 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

The Fund's Audit Committee Chair may be contacted at:

Western Asset Managed High Income Fund Inc.
Audit Committee Chair
c/o Robert Fulton, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

A shareholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund, Robert I. Frenkel, 300 First Stamford Place, 2nd Floor, Stamford, CT 06902. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

ADDITIONAL INFORMATION

Legg Mason's sole business is asset management, with on-the-ground management capabilities located around the world and assets under management as of March 31, 2008 aggregating approximately $950 billion.

Legg Mason is a global asset management firm, structured as a holding company. The firm is headquartered in Baltimore, Maryland.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

By Order of the Board of Directors

Robert I. Frenkel
Secretary

May 23, 2008

[THIS PAGE INTENTIONALLY LEFT BLANK.]

ANNUAL MEETING OF STOCKHOLDERS OF

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

June 19, 2008

COMMON STOCK

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

20300000000000001000 4	061908

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Class I Directors:		2. Any other business that may properly come before the Meeting.
NOMINEES:
FOR ALL NOMINEES	Carol L. Colman Leslie H. Gelb Riordan Roett	This proxy, if properly executed, will be voted in the manner be directed by the stockholder. If no direction is made, this proxy will voted FOR the election of the nominees as Directors.
WITHHOLD AUTHORITY FOR ALL NOMINEES
FOR ALL EXCEPT (See instructions below)		Please refer to the Proxy Statement for a discussion of the Proposal.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

Please check here of you plan to attend the Meeting

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

COMMON STOCK	COMMON STOCK

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

June 19, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel, William J. Renahan, Michael Kocur, Marc DeOliveira, Grace Sinn and Robert M. Nelson, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of Western Asset Managed High Income Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Legg Mason, 620 Eighth Avenue, 49th Floor, New York, New York on Thursday, June 19, 2008, at 3:30 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

(Continued and to be signed on the reverse side)

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